UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 E. Cary Street Suite 601

James Center Three

Richmond, VA, 23219

(Address of principal executive offices)

(804) 344-4435

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 8, 2021, a wholly owned subsidiary of the operating partnership of Medalist Diversified REIT, Inc. (the “Company”), closed on a refinancing of its existing mortgage loan secured by the Shops at Franklin Square, a 134,239 square foot retail property located in Gastonia, North Carolina (the “Franklin Square Property”). The Company entered into a new mortgage loan secured by the Franklin Square Property (the “Franklin Square Loan”) pursuant to a Loan Agreement (the “Loan Agreement”) between the Buyers and DBR Investments Co. Limited, a Cayman Islands corporation (the “Lender”). The Franklin Square Loan has a principal balance of $13,250,000 which matures on December 6, 2031 and bears interest at a rate per annum of 3.808%. The Franklin Square Loan is evidenced by a promissory note made by the Company for the benefit of the Franklin Square Lender (the “Note”). The Franklin Square Loan may not be prepaid prior to its maturity, but the Company has the right initiate a defeasance according to the terms of the Loan Agreement. The Company has agreed to guarantee all amounts due under the Franklin Square Loan. The Loan Agreement contains provisions, representations, warranties, covenants, including a covenant to maintain a debt service coverage ratio of 1.25 to 1.0 for the property, and indemnities that are customary and standard for secured debt on a commercial property.

The foregoing descriptions of the Loan Agreement and Note are qualified in their entirety by reference to the Loan Agreement and Note, copies of which is filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information related to the Franklin Square Loan in Item 1.01 above is hereby incorporated by referenced into this Item 2.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	Loan Agreement, made as of November 8, 2021
10.2	Note, dated as of November 8, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: November 9, 2021	By:	/s/ Thomas E. Messier
Thomas E. Messier
Chief Executive Officer, Chairman of the Board, Treasurer and Secretary